SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut 06901
(Address of Principal Executive Offices)

(203) 324-7500
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, and 6 through 12:   Not Applicable.

Item 5.    Other Events

In a press release attached to this 8-K as Exhibit 99.1, the Company announced an increase in its quarterly dividend to $0.035 per share.

Exhibit Number	Description
99.1:	Press Release dated June 15, 2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PATRIOT NATIONAL BANCORP, INC.
Registrant

June 16, 2004
By: /s/ Robert F. O'Connell
----------------------------------------
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1:	Press Release dated June 15, 2004

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